                                                                   EXHIBIT 23.3

              HAMILTON, BROOK, SMITH & REYNOLDS, P.C. LETTERHEAD


          CONSENT OF SPECIAL COUNSEL FOR CUBIST PHARMACEUTICALS, INC.

  We hereby consent to the reference to our name, and to the statements with respect to us, in Cubist Pharmaceuticals, Inc.'s Registration Statement on Form S-1 and the Prospectus relating thereto under the caption "Experts."

                                          Hamilton, Brook, Smith & Reynolds,
                                           P.C.

                                                   /s/ David E. Brook
                                          By: _________________________________
                                                     DAVID E. BROOK

Dated: July 31, 1996